QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.5

CONSENT OF SIMPSON THACHER & BARTLETT LLP

March 24, 2005

        We hereby consent to the incorporation by reference of our form of opinion as Exhibit 8.1 to the Registration Statement on Form S-4 pursuant to Rule 462(b) and to references to our firm name in the prior Registration Statement on Form S-4 (SEC File No. 333-120954) incorporated by reference into this Registration Statement.

Very truly yours,
/s/ SIMPSON THACHER & BARTLETT LLP Simpson Thacher & Bartlett LLP

QuickLinks

CONSENT OF SIMPSON THACHER & BARTLETT LLP